                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 23, 2004
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       001-13403               84-1032638
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri           64116
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (816) 584-5000
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On June 23, 2004,  American Italian Pasta Company (the "Company")  issued a press release  entitled  "American  Italian Pasta Company Board  Approves  Broad
Restructuring and Rightsizing  Program." The Company's press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.    Description

99.1           Press Release of the American  Italian Pasta Company,  dated June
               23, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: June 23, 2004
                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Warren B. Schmidgall
                                          --------------------------------------
                                            Warren B. Schmidgall
                                            Executive Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press Release of the American  Italian Pasta Company,  dated June
               23, 2004.